Offerings - Offering: 1	Jul. 09, 2024 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 4,147,996.24
Fee Rate	0.01476%
Amount of Registration Fee	$ 612.24
Offering Note	(a) Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 45,368 shares of common stock (2.5% of the shares of common stock outstanding as of June 30, 2024, rounded to the nearest whole share) based upon a price of $91.43 (the net asset value per share as of March 31, 2024). (b) Calculated at .00014760% of the Transaction Valuation.